SERVICER'S CERTIFICATE
CHEVY CHASE AUTO RECEIVABLES TRUST 1996-2
5.90 % AUTO RECEIVABLES BACKED CERTIFICATES

Distribution Date:      July 15, 1997
Collection Period:      June, 1997
Record Date:            July 14, 1997

     Under the pooling and Servicing Agreement, dated as of December 1, 1996, between Chevy Chase Bank,
F.S.B. (as "Seller  and "Servicer") and First Bank
National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Auto Receivables
Trust 1996-2 (the "Trust") during the previous month.
The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution.
     1.   Certificates
          (a)  The Aggregate amount of the
               distribution to
               Certificate holders on the
               Distribution Date Set forth above .....$  11,167,940.51

          (b)  The amount of the distribution
               set forth in paragraph (a)
               above allocable to principal,
               including any overdue principal .......$   9,841,686.96

          (c)  The amount of the distribution
               set forth in paragraph (a) above
               allocable to interest, including
               any overdue interest ..................$   1,326,253.55

          (d)  The Insured Payments, if any, with
               respect of such Distribution
               Date ..................................$           0.00

          (e)  The Premium Amount with
               respect of such Distribution
               Date ..................................$      16,244.05

          (f)  The amount of the distribution
               set forth in paragraph (a) above,
               per Certificate in a principal
               amount of $1,000 ......................$     34.7453159

          (g)  The amount of the distribution
               set forth in paragraph (b) above,
               per Certificate in a principal
               amount of $1,000 ......................$     30.6191211

          (h)  The amount of the distribution
               set forth in paragraph (c) above,
               per Certificate in a principal
               amount of $1,000 ......................$      4.1261948

          (i)  The amount of the distribution
               set forth in paragraph (d) above,
               per Certificate in a principal
               amount of $1,000 ......................$      0.0000000

          (j)  The Certificate Principal Balance
               as of such Distribution Date (after
               giving effect to any distribution on
               such Distribution Date) ...............$ 259,904,797.57

          (k)  The balance of the Reserve Account,
               after effect to distributions
               and deposits and the change in
               balances on such
               Distribution Date .....................$  13,080,104.80

          (l)  The balance of the Yield
               Maintenance Account , after
               giving effect to distributions
               on such Distribution
               Date ..................................$      43,345.14

B.   Information Regarding the Performance of the Trust.
     1.   Net Losses, Delinquencies and Pool Balance.
          (a)  The aggregate net losses on the
               Receivables for the related Collection
               Period ................................$     689,137.89

          (b)  The aggregate principal balance of all
               Receivables which were delinquent 30
               days or more as of the last day of the
               related Collection Period .............$  11,279,349.93

          (c)  The Pool Balance as of the end of the
               related Collection Period .............$ 260,844,274.88

          (d)  The Certificate Factor as of the end
               related Collection Period .............$      0.8086069

          Weighted average annual percentage rate (1)            11.55%

          Weighted average remaining term to maturity (1         48.64

           (1) Weighted by current balance.





                        CHEVY CHASE BANK, F.S.B.
                        Auto Trust 1996-2  Servicer

                        Mark A. Holles
                      ___________________
                        Mark A. Holles
                        Vice President